UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2026

House of Doge Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 NE 61st Street, Miami, FL 33137

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 216-8608

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 28 2026, Dogecoin Ventures, Inc. (the “Borrower”), a wholly-owned subsidiary of House of Doge Inc., (the “Company”) issued an unsecured subordinated short term note (the “Note”) to lender Devlin DeFrancesco (“Lender”), for the principal amount of $1,400,000 (“Principal Sum”). The material terms of the Note are as follows:

Maturity Date. The Note has a maturity date of July 27, 2027 (the “Maturity Date”).

Interest Rate. The Note bears interest at a rate of 10.714% per annum, accrued annually and is due and payable in cash on the Maturity Date (or at the time of repayment, if repaid earlier).

Repayment. Borrower has agreed to repay the Principal Sum in the form of the Repayment Consideration (as defined below), plus accrued interest in cash by the Maturity Date. Repayment shall be made only following full repayment by the Company of its senior convertible promissory note dated December 4, 2025, as amended, with YA II PN, Ltd. (the “Yorkville Loan”). Borrower and Lender have agreed that the “Repayment Consideration” shall constitute 2,227,300 shares of unrestricted and registered common stock of CleanCore Solutions, Inc. (“ZONE Shares”), which are currently owned and registered in the name of the Borrower, and pledged to the Company’s senior lenders.

Prepayment. Subject to Borrower or Company’s obligations to any other creditors, including secured creditors and parties to any intercreditor agreement, at the Borrower’s option, it may make repayment to the Lender at any time prior to the Maturity Date, only following full repayment by Company, of the Yorkville Loan. If the Borrower elects to make full repayment prior to the Maturity Date, it shall nevertheless make full payment of the interest as if repaid on the Maturity Date, which shall accompany the Repayment Consideration.

Security. The Note is unsecured and no security nor assets have been provided and pledged by the Borrower to secure the obligations under the Note.

Events of Default. The Note contains customary events of default, including, among others, failure to pay principal or interest when due, bankruptcy and liquidation events, and ceasing business operations.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Note is incorporated herein by reference. The issuance of the Note in the principal amount of $1,400,000 constitutes the creation of a direct financial obligation of the Company. The Note bears interest at 10.714% per annum, accrued annually, matures on July 27, 2027, and is repayable in ZONE Shares with respect to the Principal Sum, and cash with respect to accrued interest.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 23, 2026, the Audit Committee (“the Committee”) of the Board of Directors of House of Doge Inc. (the “Company”) recommended and the Board of Directors approved the dismissal of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm, effective as of such date.

The audit report of CBIZ on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that CBIZ’s report for the fiscal year ended December 31, 2025 included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2025 and the subsequent interim period through July 23, 2026:

(i)	there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and CBIZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of CBIZ, would have caused CBIZ to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements; and

(ii)	there were the following reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K: as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, the Company identified material weaknesses in its internal control over financial reporting relating to (a) the review and approval of cash disbursements, officer expense reimbursements, and related journal entries for operating, legal and payroll-related expenses incurred, including the failure to maintain readily accessible executed versions of significant agreements entered into by the Company or board approval of certain stock-based compensation awarded, (b) the reconciliation and approval of general ledger accounts and the review and approval of related journal entries, (c) controls over the Company’s income tax related accounts and disclosures, (d) the Company’s ability to record and disclose complex transactions with debt and/or equity features, and (e) the lack of cybersecurity policies and procedures in place. The Audit Committee discussed the subject matter of these reportable events with CBIZ, and the Company has authorized CBIZ to respond fully to the inquiries of Davidson & Company LLP (“Davidson”) concerning the subject matter of these reportable events.

The Company provided CBIZ with a copy of the disclosures contained in this Current Report on Form 8-K and requested that CBIZ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of CBIZ’s letter, dated July 29, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 23, 2026 the Board of Directors approved the engagement of Davidson as the Company’s independent registered public accounting firm, effective as of such date.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of Davidson’s engagement, neither the Company nor anyone acting on its behalf consulted with Davidson regarding:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Davidson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue;

(ii)	any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K; or

(iii)	any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Unsecured Subordinated Short Term Note, dated July 28, 2026, by and between DogeCoin Ventures, Inc. and Devlin DeFrancesco
16.1	Letter from CBIZ CPAs P.C. to the Securities and Exchange Commission
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2026	HOUSE OF DOGE INC.

	By:	/s/ Marco Margiotta
	Name:	Marco Margiotta
	Title:	Chief Executive Officer

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